TRANSFER, NOTE ASSIGNMENT AND RELEASE AGREEMENT

  This Transfer, Note Assignment and Release Agreement is made and entered into as of this 19th day of June, 2013, between and among Peter Marovic, Steve Marovic, and the Marovic Family Trust (collectively the “Landlord”); Martinez & Cayanan, LLC, a California limited liability company (the “Operator”); Miguel Angel Martinez Garcia and George Albert Martinez, all individual residents of California (collectively the “Members”); and Solar Energy Initiatives, Inc., a publicly traded Delaware corporation with its principal offices located in Florida (“SNRY”);  all of whom are sometimes herein referred to collectively as the “Parties”).

WHEREAS,   Marovic is the owner of certain commercial property located at 27911 Jefferson Avenue, Temecula Avenue 92590 and by Lease Agreement dated March 1, 2012 (the “Lease Agreement”) leased Unit 104 located on that commercial property (the “Premises”) to the Operator and the Members; and

WHEREAS, a true and correct copy of the Lease Agreement is attached as Exhibit “1” to this Agreement; and

WHEREAS, the Operator has occupied the Premises under the Lease Agreement since March 1, 2012 and made certain leasehold improvements for the purpose of opening and operating a restaurant in the Premises known as House Bar & Grill; and

WHEREAS, the Operator and the Members are delinquent in rent and other charges due Landlord under the Lease Agreement as of the date of this Agreement; and

WHEREAS, the Landlord loaned a total of $160,000 to the Operator and Members for leasehold improvements to the Premises and the Operator and Members executed a Promissory Note dated February 27, 2012 in favor of Landlord in the principal amount of $160,000 (the “Original Note”) secured by all of the assets, furniture, fixtures, equipment and leasehold improvements on and in the Premises under the California Commercial Code § 9-313 (the “Security Interest”); and

WHEREAS, a true and correct copy of the Original Note is attached as Exhibit “2” to this Agreement; and

WHEREAS, Operator and Members are delinquent under the Lease Agreement and the Original Note; and

WHEREAS, Landlord, Operator and Members executed a Settlement Agreement on or about March 11, 2013 (the “Settlement Agreement”) settling all claims and issues relating to the delinquency under the Lease Agreement and the Original Note ; and

WHEREAS, Operator and Members are now delinquent under the terms of the Settlement Agreement, a true and correct copy of which is attached hereto as Exhibit “3”; and

WHEREAS, the Members have agreed to sell all of their interests in the Operator to SNRY pursuant to an Acquisition Agreement dated April 16, 2013 (the “Acquisition Agreement”), and SNRY, the Operator, the Members, and the Landlord desire to resolve and settle all outstanding issues relating to the Lease Agreement, the Original Note, all delinquencies of the Operator and the Members to Landlord, and all amounts due and owing to Landlord by the Operator or the Members as of the date of this Agreement so that the acquisition of the Operator can be completed as provided in the Acquisition Agreement, on the terms hereafter set forth;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are expressly acknowledged by each of Landlord, the Operator, the Members and SNRY, the parties hereto hereby agree as follows:

1.

The Members shall transfer, assign and convey all of their interest in the Operator to SNRY under the Acquisition Agreement, free and clear of any claims, liabilities, liens, demands or debts of any kind, including any claims of or by Landlord at the closing of the transaction contemplated in this Agreement (the “Closing”).  Landlord shall acknowledge and agree that Landlord has no ownership interest in the Operator and no lien, claim, option, or other right to any ownership interest in the Operator

2.

SNRY shall assume the obligation of the Operator and the Members for payment of the principal amount of the Original Note at Closing and shall issue three replacement, continuation, promissory notes to Landlord in the amounts of $50,000, $60,000 and $50,000, on the terms and in the forms as attached hereto as Exhibits “4”, “5” and “6”. The Security Interest in favor of Landlord shall remain in full force and effect and shall be enforceable against the original parties thereto, and the Operator to secure payment of the three notes.

3.

In the event SNRY fails to pay Landlord $50,000.00 owed to Landlord pursuant to the Promissory Note attached hereto as Exhibit ‘4’ on or before the Maturity Date of the Note; and/or, SNRY fails to pay Landlord $60,000.00 owed to Landlord pursuant to the Promissory Note attached hereto as Exhibit ‘5’ on or before the Maturity Date of the Note, this Agreement shall become null and void as to Landlord and Landlord shall have no obligation to perform any act pursuant to this Agreement.

4.

At Closing, SNRY shall issue its promissory note in the principal amount of $70,000 on the terms and in the form attached hereto as Exhibit “7”.  Full, final and absolute settlement, accord, discharge and satisfaction of all amounts due as rent, penalties, interest or other amounts under the Lease Agreement and the Settlement Agreement accrued and owing as of the date of Closing of this Agreement and of any and all other claims, debts and liabilities of the Members and the Operator to Landlord shall occur immediately upon SNRY paying Landlord the entire Outstanding Principal Amounts due pursuant to the Promissory Notes attached hereto as Exhibits ‘4’, ‘5’, ‘6’ and ‘7’.  Should, SNRY fail to pay the entire Outstanding Principal Amount as required by the Promissory Notes attached as Exhibits ‘4’, ‘5’, ‘6’ and ‘7’ of this Agreement, Members shall remain personally liable to Landlord for the amount due under the Settlement Agreement, less any amounts paid by SNRY pursuant to the Promissory Notes attached hereto as Exhibits ‘4’, ‘5’, ‘6’ and ‘7’.

5.

Each and every Promissory Note issued by SNRY to Landlord shall be secured by the assets of Operator, including, but not limited to, the Operator’s furniture, equipment, fixtures and bank accounts and shall be recorded with the Riverside County Recorder’s Office and the California Secretary of State in the form of a UCC-1 filing or fixture filing.

6.

The Lease Agreement shall be reinstated and placed in full force and effect at Closing, the Operator shall be the tenant under the lease, and all rents and other amounts due thereunder first arising at and after Closing shall be paid by the Operator to Landlord as and when due in accordance with the Lease Agreement, as modified by this Agreement.

7.

Upon execution of this Agreement, Landlord shall deliver to SNRY a back-up copy, in .QBB format, of the QuickBooks financial files maintained by or for Landlord relating to the operations of House Bar & Grill, up to the date of signing, with all passwords removed and the current user name also provided, and at Closing, Landlord shall deliver to SNRY all bank accounts, financial records, invoices, receipts, bank statements, spreadsheets, and other records relating to the construction, opening and operations of House Bar & Grill up to the date of Closing.

8.

Within 60 days from the Closing of this Agreement, any and all Federal, State, County and City licenses and permits pertaining to the operation of Operator’s restaurant/bar business shall be placed in the name of the business entity SNRY elects to use in the continued operation of the restaurant/bar business, and shall be thereafter the property of such entity, including the liquor license issued by the California Department of Alcoholic Beverage Control.

9.

Landlord hereby releases and discharges the Members and the Operator from any and all claims, demands, actions, causes  of  actions,  liabilities  or  other  debts  or  obligations  of  any  kind,  whether  known  or presently unknown, expressly including any member or other ownership interest in the Operator or any claim of such ownership, by Landlord, arising out of or based upon  any action, conduct, failure to act, misconduct or other act or thing based upon, arising under, or relating to the construction, ownership, or operations of House Bar & Grill, the Lease Agreement, the Original Note, the Settlement Agreement and any other matter existing at Closing, except as expressly stated in this Agreement.

10.

The Members and the Operator hereby release and discharge Landlord from any and all claims, demands, actions, causes  of  actions,  liabilities  or  other  debts  or  obligations  of  any  kind,  whether  known  or presently unknown, arising out of or based upon,  any action, conduct, failure to act, misconduct or other act or thing based upon, arising under, or relating to the construction, ownership, or operations of House Bar & Grill, the Lease Agreement, the Original Note, the Settlement Agreement and any other matter existing at Closing, except as expressly stated in this Agreement.

11.         From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

12.        Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

13.         All notices and other communications hereunder shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, as follows:

If to Landlord, to:

Mario Marovic

3334 E. Coast Highway, #418

Corona del Mar, CA 92625

If to the Members:

Angel Martinez

27636 Ynez Road, L-7 #128

Temecula, CA 92591

If to the Operator:

Martinez & Cayanan, LLC

27911 Jefferson Avenue, Unit 104

Temecula, CA 92590

If to SNRY:

Solar Energy Initiatives, Inc.

1365 N. Courtenay Parkway, Suite A

Merritt Island, FL 32953

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail, such notice shall be deemed given upon receipt and delivery or refusal.

14.            This Agreement shall inure to the benefit of, and be binding upon, the Parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of any other party shall be void.

15.         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

16.       Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel.  In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

17.

The parties hereby agree that any and all claims arising out of this Agreement (except only for requests for injunctive or other equitable relief) will be resolved by arbitration before the American Arbitration Association within the State of California, Orange County.

a)

The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the venue of the arbitration (and any requests for injunctive or other equitable relief) within Orange County, California., .  Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

b)

The law applicable to the arbitration and this Agreement shall be that of the State of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

c)

The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order.  The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the California  Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

d)

Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

e)

Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement.  The Arbitrator shall award reasonable attorneys fees and costs to the prevailing party.

f)  The parties covenant that, other than for equitable or declaratory relief, under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

Landlord:

____________________________

Petar Marovic

____________________________

Steve Marovic

Marovic Family Trust

By: ___________________________

Petar Marovic, Trustee

The Members:

_______________________________

Miguel Angel Martinez Garcia

_______________________________

George Albert Martinez

The Operator:

Martinez & Cayanan, LLC

By: ___________________________

      Manager

SNRY:

Solar Energy Initiatives, Inc.

By: ___________________________

Michael Gelmon, Chairman and CEO

EXHIBIT “1”

LEASE AGREEMENT DATED MARCH 1, 2012

EXHIBIT “2”

ORIGINAL NOTE DATED February 27, 2012

Exhibit “3”

Settlement Agreement dated March 11, 2013

Exhibit “4”

Promissory Note for $50,000

SOLAR ENERGY INITIATIVES, INC.

$50,000

June 20, 2013

Restating Original Note dated February 27, 2012

FOR VALUE RECEIVED,  Solar Energy Initiatives, Inc, a Delaware corporation (the “Company”), promises to pay to the order of Marovic Family Trust (the “Holder”), or its registered assigns or successors in interest, the principal sum of $50,000 (Fifty Thousand Dollars) (the “Principal Amount”) or such  lesser  principal  amount  following   the   conversion   or   conversions   of   this   Note   in accordance  with  Paragraph  2  (the “Outstanding Principal Amount”) on July 5, 2013 (the “Maturity Date”), and to pay interest on the Outstanding Principal Amount ("Interest") in a lump sum on the Maturity Date, at the rate of five percent (5%) per Annum (the "Rate") from the date of issuance.

The parties agree that the Outstanding Principal Balance is a portion of the total unpaid amount due to the Holder for cash funds advanced on or before February 27, 2012 and represented by that certain promissory note dated February 27, 2012 in the original principal amount of $160,000 issued to the Holder (the “Original Note”) The parties further agree that this Note is issued in partial replacement of the Original Note and shall be considered a continuation and extension of the Original Note on the revised terms and conditions herein.

Accrual of Interest shall commence on the date of the Original Note and continue until the Company repays or provides for repayment in full of the Outstanding Principal Amount and all accrued but unpaid Interest.  Accrued  and  unpaid  Interest  shall  bear  Interest  at  the  Rate  until  paid, compounded  monthly.  The  Outstanding  Principal  Amount  of  this  Note  is  payable  on  the Maturity Date in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company may prepay principal and interest on this Note at any time before the Maturity Date.

The Company will pay the Outstanding Principal Amount of this Note on the Maturity Date, free of any withholding or deduction of any kind (subject to the provision of paragraph 2 below), to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

1.  All payments on account of the Outstanding Principal Amount of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called “Taxes”).

2.  The Holder of this Note is entitled, at Holder’s option only, at any time after the issuance of this Note, to convert all or any lesser portion of the Outstanding Principal Amount and accrued but unpaid Interest into common stock of the Company (the “Common Stock”) at a conversion price (the “Conversion Price”) for each share of Common Stock equal to a price which is Fifty (50) percent of the lowest three day average closing price for the stock of the Company for the ten trading days prior to the issue of this Note.  The Common  stock into  which  the  Note  is  converted shall  be  referred  to  in  this  agreement  as  the “Conversion Shares.” The Issuer will not be obligated to issue fractional Conversion  Shares.  The  Holder  may  convert  this  Note into Common Stock by surrendering the Note to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note evidencing such Holder’s intention  to  convert  the  Note.  The Company  will  not  issue  fractional  shares  or  scrip representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share.  The  date  on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise,  of  a  copy  of  the  Notice  of  Conversion.  Notice  of  Conversion  may  be sent  by facsimile to the Company, attn: President. The Holder will deliver this Note, together with the original executed copy of the Notice of Conversion, to the Company within three (3) business days  following  the  Conversion  Date.

Notwithstanding anything to the contrary in this Note, in no event shall the Holder be entitled to convert that amount of the principal of the Note and any accrued interest, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the “1934 Act”)), by the Holder, would exceed 9.99% of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the  1934  Act.  In  the  event  that  the  number  of  shares  of  Common  Stock  outstanding  as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 9.99% of the number of shares of Common Stock outstanding on such Conversion Date.

At the election of the Company, Holder shall sell and transfer the Note to any third party named by the Company for an amount equal to the full Outstanding Principal Amount, by giving notice to the Holder and tendering the Outstanding Principal; Amount to Holder.

3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, and shall be secured by a UCC-1 financing statement filed by the original Holder, at the original Holder’s election, secured by the equipment and physical assets of Martinez & Cayanan, LLC.

4. If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

5. If one or more of the “Events of Default” as described in the Agreement shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.  For purposes of this Note, Events of Default shall include:

i.

Failure of the Company to timely pay any amount due hereunder;

ii.

Failure of the Company to honor any request of Holder to convert any or all of the amounts due hereunder into Conversion Shares;

iii.

Filing of a bankruptcy or insolvency proceeding by or against the Company.

6. Prepayment. At any time that the Note remains outstanding, upon three business days written notice (the “Prepayment Notice”) to the Holder, the Company may pay the entire Outstanding Principal Amount of the Note plus any accrued but unpaid Interest. If the Company gives written notice of prepayment, the Holder continues to have the right to convert principal and interest on the Note into Conversion Shares until three business days elapses from the Prepayment Notice.

7. The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect on the financial condition of the Company;

at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Outstanding Principal Amount of this Note into Common Stock.

8. Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i)

in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii)

in the case of mutilation, upon surrender and cancellation of this Note,

then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

9. If any term in this Note is found by a court of competent jurisdiction to be unenforceable, then the entire Note shall be rescinded, the consideration proffered by the Holder for the remaining Debt acquired by the Holder not converted by the Holder in accordance with this Note shall be returned in its entirety and any Conversion Shares in the possession or control of the Investor shall be returned to the Issuer.

10.  Company may not transfer any of its obligations under this Note without the prior written consent of the original Holder, unless the full Principal Amount of the Note is paid to the original Holder.

11. The Note and the Agreement between the Company and the Holder (including all Exhibits thereto) constitute the full and entire understanding and agreement between the Company and the Holder with  respect  to  the  subject  hereof.  Neither  this  Note  nor  any  term  hereof  may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. This Note shall be governed by and construed in accordance with the internal laws of the State of California and the venue shall be in Orange County, California for any dispute arising under this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Solar Energy Initiatives, Inc.

By:

        Michael Gelmon, President

Exhibit “5”

Promissory Note for $60,000

SOLAR ENERGY INITIATIVES, INC.

$60,000

June 20, 2013

Restating Original Note dated February 27, 2012

FOR VALUE RECEIVED,  Solar Energy Initiatives, Inc, a Delaware corporation (the “Company”), promises to pay to the order of Marovic Family Trust (the “Holder”), or its registered assigns or successors in interest, the principal sum of $60,000 (Sixty Thousand Dollars) (the “Principal Amount”) or such  lesser  principal  amount  following   the   conversion   or   conversions   of   this   Note   in accordance  with  Paragraph  2  (the “Outstanding Principal Amount”) on July 5, 2013 (the “Maturity Date”), and to pay interest on the Outstanding Principal Amount ("Interest") in a lump sum on the Maturity Date, at the rate of five percent (5%) per Annum (the "Rate") from the date of issuance.

The parties agree that the Outstanding Principal Balance is a portion of the total unpaid amount due to the Holder for cash funds advanced on or before February 27, 2012 and represented by that certain promissory note dated February 27, 2012 in the original principal amount of $160,000 issued to the Holder (the “Original Note”) The parties further agree that this Note is issued in partial replacement of the Original Note and shall be considered a continuation and extension of the Original Note on the revised terms and conditions herein.

Accrual of Interest shall commence on the date of the Original Note and continue until the Company repays or provides for repayment in full of the Outstanding Principal Amount and all accrued but unpaid Interest.  Accrued  and  unpaid  Interest  shall  bear  Interest  at  the  Rate  until  paid, compounded  monthly.  The  Outstanding  Principal  Amount  of  this  Note  is  payable  on  the Maturity Date in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company may prepay principal and interest on this Note at any time before the Maturity Date.

The Company will pay the Outstanding Principal Amount of this Note on the Maturity Date, free of any withholding or deduction of any kind (subject to the provision of paragraph 2 below), to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

1.  All payments on account of the Outstanding Principal Amount of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called “Taxes”).

2.  The Holder of this Note is entitled, at Holder’s option only, at any time after the issuance of this Note, to convert all or any lesser portion of the Outstanding Principal

Amount and accrued but unpaid Interest into common stock of the Company (the “Common Stock”) at a conversion price (the “Conversion Price”) for each share of Common Stock equal to a price which is Fifty (50) percent of the lowest three day average closing price for the stock of the Company for the ten trading days prior to the issue of this Note.  The Common  stock into  which  the  Note  is  converted shall  be  referred  to  in  this  agreement  as  the “Conversion Shares.” The Issuer will not be obligated to issue fractional Conversion  Shares.  The  Holder may convert  this  Note into Common Stock by surrendering the Note to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note evidencing such Holder’s intention  to  convert  the  Note.  The Company  will  not  issue  fractional  shares  or  scrip representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share.  The  date  on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise,  of  a  copy  of  the  Notice  of  Conversion.  Notice  of  Conversion  may  be sent  by facsimile to the Company, attn: President. The Holder will deliver this Note, together with the original executed copy of the Notice of Conversion, to the Company within three (3) business days  following  the  Conversion  Date.

Notwithstanding anything to the contrary in this Note, in no event shall the Holder be entitled to convert that amount of the principal of the Note and any accrued interest, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the “1934 Act”)), by the Holder, would exceed 9.99% of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the  1934  Act.  In  the  event  that  the  number  of  shares  of  Common  Stock  outstanding  as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 9.99% of the number of shares of Common Stock outstanding on such Conversion Date.

At the election of the Company, Holder shall sell and transfer the Note to any third party named by the Company for an amount equal to the full Outstanding Principal Amount, by giving notice to the Holder and tendering the Outstanding Principal; Amount to Holder

3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, and shall be secured by a UCC-1 financing statement filed by the original Holder, at the original Holder’s election, secured by the equipment and physical assets of Martinez & Cayanan, LLC.

4. If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

5. If one or more of the “Events of Default” as described in the Agreement shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.  For purposes of this Note, Events of Default shall include:

i.

Failure of the Company to timely pay any amount due hereunder;

ii.

Failure of the Company to honor any request of Holder to convert any or all of the amounts due hereunder into Conversion Shares;

iii.

Filing of a bankruptcy or insolvency proceeding by or against the Company.

6. Prepayment. At any time that the Note remains outstanding, upon three business days written notice (the “Prepayment Notice”) to the Holder, the Company may pay the entire Outstanding Principal Amount of the Note plus any accrued but unpaid Interest. If the Company gives written notice of prepayment, the Holder continues to have the right to convert principal and interest on the Note into Conversion Shares until three business days elapses from the Prepayment Notice.

7. The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect on the financial condition of the Company;

at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Outstanding Principal Amount of this Note into Common Stock.

8. Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i)

in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii)

in the case of mutilation, upon surrender and cancellation of this Note,

then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

9. If any term in this Note is found by a court of competent jurisdiction to be unenforceable, then the entire Note shall be rescinded, the consideration proffered by the Holder for the remaining Debt acquired by the Holder not converted by the Holder in accordance with this Note shall be returned in its entirety and any Conversion Shares in the possession or control of the Investor shall be returned to the Issuer.

10.  Company may not transfer any of its obligations under this Note without the prior written consent of the original Holder, unless the full Principal Amount of the Note is paid to the original Holder.

11. The Note and the Agreement between the Company and the Holder (including all Exhibits thereto) constitute the full and entire understanding and agreement between the Company and the Holder with  respect  to  the  subject  hereof.  Neither  this  Note  nor  any  term  hereof  may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. This Note shall be governed by and construed in accordance with the internal laws of the State of California and venue shall be in Orange County, California for any dispute arising under this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Solar Energy Initiatives, Inc.

By:

Michael Gelmon, President

Exhibit “6”

Promissory Note for $50,000

SOLAR ENERGY INITIATIVES, INC.

$50,000

June 20, 2013

Restating Original Note dated February 27, 2012

FOR VALUE RECEIVED,  Solar Energy Initiatives, Inc, a Delaware corporation (the “Company”), promises to pay to the order of Marovic Family Trust (the “Holder”), or its registered assigns or successors in interest, the principal sum of $50,000 (Fifty Thousand Dollars) (the “Principal Amount”) or such  lesser  principal  amount  following   the   conversion   or   conversions   of   this   Note   in accordance  with  Paragraph  2  (the “Outstanding Principal Amount”) on September 20, 2013 (the “Maturity Date”), and to pay interest on the Outstanding Principal Amount ("Interest") in a lump sum on the Maturity Date, at the rate of five percent (5%) per Annum (the "Rate") from the date of issuance.

The parties agree that the Outstanding Principal Balance is a portion of the total unpaid amount due to the Holder for cash funds advanced on or before February 27, 2012 and represented by that certain promissory note dated February 27, 2012 in the original principal amount of $160,000 issued to the Holder (the “Original Note”) The parties further agree that this Note is issued in partial replacement of the Original Note and shall be considered a continuation and extension of the Original Note on the revised terms and conditions herein.

Accrual of Interest shall commence on the date of the Original Note and continue until the Company repays or provides for repayment in full of the Outstanding Principal Amount and all accrued but unpaid Interest.  Accrued  and  unpaid  Interest  shall  bear  Interest  at  the  Rate  until  paid, compounded  monthly.  The  Outstanding  Principal  Amount  of  this  Note  is  payable  on  the Maturity Date in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company may prepay principal and interest on this Note at any time before the Maturity Date.

The Company will pay the Outstanding Principal Amount of this Note on the Maturity Date, free of any withholding or deduction of any kind (subject to the provision of paragraph 2 below), to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

1.  All payments on account of the Outstanding Principal Amount of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called “Taxes”).

2.  The Holder of this Note is entitled, at Holder’s option only, at any time after the issuance of this Note, to convert all or any lesser portion of the Outstanding Principal Amount and accrued but unpaid Interest into common stock of the Company (the “Common Stock”) at a conversion price (the “Conversion Price”) for each share of Common Stock equal to a price which is Fifty (50) percent of the lowest three day average closing price for the stock of the Company for the ten trading days prior to the issue of this Note.  The Common  stock into  which  the  Note  is  converted shall  be  referred  to  in  this  agreement  as  the “Conversion Shares.” The Issuer will not be obligated to issue fractional Conversion  Shares.  The  Holder  may  convert  this  Note into Common Stock by surrendering the Note to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note evidencing such Holder’s intention  to  convert  the  Note.  The Company  will  not  issue  fractional  shares  or  scrip representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share.  The  date  on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise,  of  a  copy  of  the  Notice  of  Conversion.  Notice  of  Conversion may be sent  by facsimile to the Company, attn: President. The Holder will deliver this Note, together with the original executed copy of the Notice of Conversion, to the Company within three (3) business days  following  the  Conversion  Date.

Notwithstanding anything to the contrary in this Note, in no event shall the Holder be entitled to convert that amount of the principal of the Note and any accrued interest, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the “1934 Act”)), by the Holder, would exceed 9.99% of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the  1934  Act.  In  the  event  that  the  number  of  shares  of  Common  Stock  outstanding  as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 9.99% of the number of shares of Common Stock outstanding on such Conversion Date.

At the election of the Company, Holder shall sell and transfer the Note to any third party named by the Company for an amount equal to the full Outstanding Principal Amount, by giving notice to the Holder and tendering the Outstanding Principal; Amount to Holder.

3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, and shall be secured by a UCC-1 financing statement filed by the original Holder, at the original Holder’s election, secured by the equipment and physical assets of Martinez & Cayanan, LLC.

4. If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

5. If one or more of the “Events of Default” as described in the Agreement shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.  For purposes of this Note, Events of Default shall include:

i.

Failure of the Company to timely pay any amount due hereunder;

ii.

Failure of the Company to honor any request of Holder to convert any or all of the amounts due hereunder into Conversion Shares;

iii.

Filing of a bankruptcy or insolvency proceeding by or against the Company.

6. Prepayment. At any time that the Note remains outstanding, upon three business days written notice (the “Prepayment Notice”) to the Holder, the Company may pay the entire Outstanding Principal Amount of the Note plus any accrued but unpaid Interest. If the Company gives written notice of prepayment, the Holder continues to have the right to convert principal and interest on the Note into Conversion Shares until three business days elapses from the Prepayment Notice.

7. The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect on the financial condition of the Company;

at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Outstanding Principal Amount of this Note into Common Stock.

8. Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i)

in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii)

in the case of mutilation, upon surrender and cancellation of this Note,

then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

9. If any term in this Note is found by a court of competent jurisdiction to be unenforceable, then the entire Note shall be rescinded, the consideration proffered by the Holder for the remaining Debt acquired by the Holder not converted by the Holder in accordance with this Note shall be returned in its entirety and any Conversion Shares in the possession or control of the Investor shall be returned to the Issuer.

10.  Company may not transfer any of its obligations under this Note without the prior written consent of the original Holder, unless the full Principal Amount of the Note is paid to the original Holder.

11. The Note and the Agreement between the Company and the Holder (including all Exhibits thereto) constitute the full and entire understanding and agreement between the Company and the Holder with  respect  to  the  subject  hereof.  Neither  this  Note  nor  any  term  hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. This Note shall be governed by and construed in accordance with the internal laws of the State of  California and venue shall be in Orange County, California for any dispute arising under this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Solar Energy Initiatives, Inc.

By:

Michael Gelmon, President

Exhibit “7”

Promissory Note for $70,000

SOLAR ENERGY INITIATIVES, INC.

$70,000

June  20, 2013

FOR VALUE RECEIVED,  Solar Energy Initiatives, Inc, a Delaware corporation (the “Company”), promises to pay to the order of Marovic Family Trust (the “Holder”), or its registered assigns or successors in interest, the principal sum of $70,000 (Seventy Thousand Dollars) (the “Principal Amount”) or such  lesser  principal  amount  following   the   conversion   or   conversions   of   this   Note   in accordance  with  Paragraph  2  (the “Outstanding Principal Amount”) on February 20, 2014 (the “Maturity Date”), and to pay interest on the Outstanding Principal Amount ("Interest") in a lump sum on the Maturity Date, at the rate of five percent (5%) per Annum (the "Rate") from the date of issuance.

Accrual of Interest shall commence on the date of the Original Note and continue until the Company repays or provides for repayment in full of the Outstanding Principal Amount and all accrued but unpaid Interest.  Accrued  and  unpaid  Interest  shall  bear  Interest  at  the  Rate  until  paid, compounded  monthly.  The  Outstanding  Principal  Amount  of  this  Note  is  payable  on  the Maturity Date in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company may prepay principal and interest on this Note at any time before the Maturity Date.

The Company will pay the Outstanding Principal Amount of this Note on the Maturity Date, free of any withholding or deduction of any kind (subject to the provision of paragraph 2 below), to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

1.  All payments on account of the Outstanding Principal Amount of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called “Taxes”).

2.  The Holder of this Note is entitled, at Holder’s option only, at any time after the issuance of this Note, to convert all or any lesser portion of the Outstanding Principal Amount and accrued but unpaid Interest into common stock of the Company (the “Common Stock”) at a conversion price (the “Conversion Price”) for each share of Common Stock equal to a price which is Fifty (50) percent of the lowest three day average closing price for the stock of the Company for the ten trading days prior to the issue of this Note.  The Common  stock into  which  the  Note  is  converted shall  be  referred  to  in  this  agreement  as  the “Conversion Shares.” The Issuer will not be obligated to issue fractional Conversion  Shares.  The  Holder may convert  this  Note into Common Stock by surrendering the

Note to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note evidencing such Holder’s intention  to  convert  the  Note.  The Company  will  not  issue  fractional  shares  or  scrip representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share.  The  date  on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise,  of  a  copy  of  the  Notice  of  Conversion.  Notice  of  Conversion may be sent  by facsimile to the Company, attn: President. The Holder will deliver this Note, together with the original executed copy of the Notice of Conversion, to the Company within three (3) business days  following  the  Conversion  Date.

Notwithstanding anything to the contrary in this Note, in no event shall the Holder be entitled to convert that amount of the principal of the Note and any accrued interest, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the “1934 Act”)), by the Holder, would exceed 9.99% of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the  1934  Act.  In  the  event  that  the  number  of  shares  of  Common  Stock  outstanding  as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 9.99% of the number of shares of Common Stock outstanding on such Conversion Date.

At the election of the Company, Holder shall sell and transfer the Note to any third party named by the Company for an amount equal to the full Outstanding Principal Amount, by giving notice to the Holder and tendering the Outstanding Principal; Amount to Holder.

3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, and shall be secured by a UCC-1 financing statement filed by the original Holder, at the original Holder’s election, secured by the equipment and physical assets of Martinez & Cayanan, LLC.

4. If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

5. If one or more of the “Events of Default” as described in the Agreement shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.  For purposes of this Note, Events of Default shall include:

i.

Failure of the Company to timely pay any amount due hereunder;

ii.

Failure of the Company to honor any request of Holder to convert any or all of the amounts due hereunder into Conversion Shares;

iii.

Filing of a bankruptcy or insolvency proceeding by or against the Company.

6. Prepayment. At any time that the Note remains outstanding, upon three business days written notice (the “Prepayment Notice”) to the Holder, the Company may pay the entire Outstanding Principal Amount of the Note plus any accrued but unpaid Interest. If the Company gives written notice of prepayment, the Holder continues to have the right to convert principal and interest on the Note into Conversion Shares until three business days elapses from the Prepayment Notice.

7. The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect on the financial condition of the Company;

at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Outstanding Principal Amount of this Note into Common Stock.

8. Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i)

in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii)

in the case of mutilation, upon surrender and cancellation of this Note,

then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

9. If any term in this Note is found by a court of competent jurisdiction to be unenforceable, then the entire Note shall be rescinded, the consideration proffered by the Holder for the remaining Debt acquired by the Holder not converted by the Holder in accordance with this Note shall be returned in its entirety and any Conversion Shares in the possession or control of the Investor shall be returned to the Issuer.

10.  Company may not transfer any of its obligations under this Note without the prior written consent of the original Holder, unless the full Principal Amount of the Note is paid to the original Holder.

11. The Note and the Agreement between the Company and the Holder (including all Exhibits thereto) constitute the full and entire understanding and agreement between the Company and the Holder with  respect  to  the  subject  hereof.  Neither  this  Note  nor  any  term  hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. This Note shall be governed by and construed in accordance with the internal laws of the State of California and venue shall be in Orange County, California for any dispute arising under this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Solar Energy Initiatives, Inc.

By:

Michael Gelmon, President